Exhibit 99.2

BIGBEAR.AI TO BECOME PUBLICLY TRADED COMPANY VIA MERGER WITH GIGCAPITAL4

June 2021

BIGBEAR.AI
DATA-DRIVEN DECISION DOMINANCE

Investor Presentation

© 2021 BigBear.ai. All rights reserved | BigBear.ai Proprietary.

Safe Harbor This investor presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed Business Combination (the “Business Combination”) between GigCapital4, Inc. (“GipCapital4”) and BigBear.ai Holdings, LLC (f/k/a Lake Intermediate, LLC; togetherwithits directand indirectsubsidiaries,collectively,the“Company” or“BigBear.ai”).Theinformation containedhereindoesnotpurport to beall-inclusiveand none ofGigCapital4,theCompany ortheirrespectiveaffiliatesmakesany representation orwarranty,express or implied, as to the accuracy, completeness or reliability of the information contained inthis presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of GigCapital4, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein and, by accepting this, Presentation, you confirm that you arenot relyingupon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves of and observe any such restrictions. The recipient acknowledges that it is (i) aware that the United States Securities laws prohibit any person who has material, non- publicinformation concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 hereunder. This Presentation and the information contained herein constitutes confidential information, is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of GigCapital4 and the Company and is intendedfor therecipienthereof only. FORWARD-LOOKING STATEMENTS This Presentation includes forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of BigBear.ai's business and the timing of expected business milestones; the effects of competition on the Company's future business; the amount of redemption requests made by GigCapital4's public stockholders; the ability of GigCapital4’s or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither GigCapital4 nor the Company presently know or that they currently believe areimmaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this Presentation. While GigCapital4 and the Company may elect to update these forward-looking statements at some point in the future, GigCapital4 and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4's and the Company's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company,GigCapital4, norany of theirrespectiveaffiliateshaveany obligation to updatethisPresentation.Althoughallinformation and opinionsexpressed in thisPresentationwere obtained from sourcesbelieved to bereliable and in good faith, norepresentation orwarranty,express orimplied, ismade as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company and GigCapital4. 2Safe Harbor This investor presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed Business Combination (the “Business Combination”) between GigCapital4, Inc. (“GipCapital4”) and BigBear.ai Holdings, LLC (f/k/a Lake Intermediate, LLC; togetherwithits directand indirectsubsidiaries,collectively,the“Company” or“BigBear.ai”).Theinformation containedhereindoesnotpurport to beall-inclusiveand none ofGigCapital4,theCompany ortheirrespectiveaffiliatesmakesany representation orwarranty,express or implied, as to the accuracy, completeness or reliability of the information contained inthis presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of GigCapital4, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein and, by accepting this, Presentation, you confirm that you arenot relyingupon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves of and observe any such restrictions. The recipient acknowledges that it is (i) aware that the United States Securities laws prohibit any person who has material, non- publicinformation concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 hereunder. This Presentation and the information contained herein constitutes confidential information, is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of GigCapital4 and the Company and is intendedfor therecipienthereof only. FORWARD-LOOKING STATEMENTS This Presentation includes forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of BigBear.ai's business and the timing of expected business milestones; the effects of competition on the Company's future business; the amount of redemption requests made by GigCapital4's public stockholders; the ability of GigCapital4’s or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither GigCapital4 nor the Company presently know or that they currently believe areimmaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this Presentation. While GigCapital4 and the Company may elect to update these forward-looking statements at some point in the future, GigCapital4 and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4's and the Company's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company,GigCapital4, norany of theirrespectiveaffiliateshaveany obligation to updatethisPresentation.Althoughallinformation and opinionsexpressed in thisPresentationwere obtained from sourcesbelieved to bereliable and in good faith, norepresentation orwarranty,express orimplied, ismade as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company and GigCapital4. 2

Safe Harbor (cont.) USE OF PROJECTIONS This Presentation contains projected financial information with respect to BigBear.ai, namely the Company’s projected revenue, products sold, gross profit, Adjusted EBITDA and Adjusted EBITDA margin for 2021-2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of GigCapital4 nor the independent registered public accounting firm of the Company audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully accounted for with respect to the projections herein. Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations and exceptions that could materially and adversely affect GigCapital4 and the Company's performance.Moreover, actual events aredifficult to project and oftendepend upon factorsthat arebeyond thecontrol ofGigCapital4 and the Company anditsaffiliates.Areconciliation of non-GAAP financial measures in this Presentation to the most directly comparable GAAP financialmeasures is notincluded, because, without unreasonable effort, theCompany isunable to predict withreasonable certainty the amount ortiming of non-GAAPadjustments that are used to calculate thesenon-GAAPfinancial measures. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS In connection with the proposed Business Combination, GigCapital4 intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of GigCapital4 and will contain important information about the proposed Business Combination and related matters. GigCapital4 stockholders and other interested persons are advised to read, when available, the proxy statement in connection with GigCapital4's solicitation of proxies for the meeting of stockholders to be held to approve the Business Combination because the proxy statement will contain important information about the proposed Business Combination. When available, the definitive proxy statement will be mailed to GigCapital4 stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at theSEC's website at www.sec.gov. PARTICIPANTS IN SOLICITATION GigCapital4, the Company and their respective directors, managers and officers may be deemed participants in the solicitation of proxies of stockholders in connection with the proposed Business Combination. GigCapital4 stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors, managers and officers of GigCapital4 inGigCapital4's Registration Statement on Form S-1 initially filedwith the SEC on January 22, 2021. Additional information will beavailable in the definitive proxy statementwhen itbecomes available. USE OF NON·GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by GigCapital4 with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles ( GAAP ). GigCapital4 and BigBear.ai believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. GigCapital4 and BigBear.ai believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating projected operating results and trends in and in comparing BigBear.ai's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments bymanagement about which expenseand income areexcluded orincluded indetermining these non-GAAP financial measures. Inorder to compensate for theselimitations, management presents non-GAAP financial measures inconnection with GAAPresults. SEGMENT REPORTING The Company reports its results in two segments: Cyber and Engineering (C&E) and Analytics. Within the segments, the Chief Operating Decision Maker (CODM) evaluates performance and allocates resources based on Segment Gross Profit and Segment Gross Profit Margin, which are calculated by reducing the costs associated with development activities on Firm Fixed Price (FFP) and Time and Material (T&M) contracts from cost of revenue, where the Company retains intellectual property that can be repurposed for future use. Segment Gross Profit and Gross Profit Margin are not calculated on the same basis as Consolidated Gross Profit and Gross Profit Margin. In addition, Segment Gross Profit and Gross Profit Margin for the fiscal year ended December 31, 2020 are presented on a pro forma basis to reflect results of closed acquisitions and include management’s estimates of segment results for the period during such fiscal year prior to the adoption of segment reporting. INDUSTRY AND MARKETDATA This Presentation has beenprepared by GigCapital4and BigBear.aiandincludesmarketdataand otherstatistical information from sourcesbelieved byGigCapital4andtheCompany to bereliable,including independentindustrypublications, governmentalpublications or other publishedindependent sources.Somedata is also based on the good faith estimates of GigCapital4 and BigBear.ai, which are derived from its review of internal sources as well as the independent sources described above. Although GigCapital4 and the Company believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES GigCapital4 and BigBear.ai own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. Theuse ordisplay of third parties'trademarks,servicemarks,tradenames or products inthis Presentation isnotintendedto, and does notimply, arelationshipwithGigCapital4 or BigBear.ai, or anendorsement or sponsorship by or ofGigCapital4 ortheCompany.Solely for convenience, the trademarks,servicemarks and trade namesreferred to in this Presentationmay appearwithoutthe ®, TM or SM symbols, butsuchreferencesare notintended toindicate, in anyway,that GigCapital4 or BigBear.ai will not assert, tothe fullestextent underapplicablelaw, theirrights or the right of the applicablelicensor to thesetrademarks, servicemarks and trade names. 3Safe Harbor (cont.) USE OF PROJECTIONS This Presentation contains projected financial information with respect to BigBear.ai, namely the Company’s projected revenue, products sold, gross profit, Adjusted EBITDA and Adjusted EBITDA margin for 2021-2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of GigCapital4 nor the independent registered public accounting firm of the Company audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully accounted for with respect to the projections herein. Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations and exceptions that could materially and adversely affect GigCapital4 and the Company's performance.Moreover, actual events aredifficult to project and oftendepend upon factorsthat arebeyond thecontrol ofGigCapital4 and the Company anditsaffiliates.Areconciliation of non-GAAP financial measures in this Presentation to the most directly comparable GAAP financialmeasures is notincluded, because, without unreasonable effort, theCompany isunable to predict withreasonable certainty the amount ortiming of non-GAAPadjustments that are used to calculate thesenon-GAAPfinancial measures. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS In connection with the proposed Business Combination, GigCapital4 intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of GigCapital4 and will contain important information about the proposed Business Combination and related matters. GigCapital4 stockholders and other interested persons are advised to read, when available, the proxy statement in connection with GigCapital4's solicitation of proxies for the meeting of stockholders to be held to approve the Business Combination because the proxy statement will contain important information about the proposed Business Combination. When available, the definitive proxy statement will be mailed to GigCapital4 stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at theSEC's website at www.sec.gov. PARTICIPANTS IN SOLICITATION GigCapital4, the Company and their respective directors, managers and officers may be deemed participants in the solicitation of proxies of stockholders in connection with the proposed Business Combination. GigCapital4 stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors, managers and officers of GigCapital4 inGigCapital4's Registration Statement on Form S-1 initially filedwith the SEC on January 22, 2021. Additional information will beavailable in the definitive proxy statementwhen itbecomes available. USE OF NON·GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by GigCapital4 with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles ( GAAP ). GigCapital4 and BigBear.ai believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. GigCapital4 and BigBear.ai believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating projected operating results and trends in and in comparing BigBear.ai's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments bymanagement about which expenseand income areexcluded orincluded indetermining these non-GAAP financial measures. Inorder to compensate for theselimitations, management presents non-GAAP financial measures inconnection with GAAPresults. SEGMENT REPORTING The Company reports its results in two segments: Cyber and Engineering (C&E) and Analytics. Within the segments, the Chief Operating Decision Maker (CODM) evaluates performance and allocates resources based on Segment Gross Profit and Segment Gross Profit Margin, which are calculated by reducing the costs associated with development activities on Firm Fixed Price (FFP) and Time and Material (T&M) contracts from cost of revenue, where the Company retains intellectual property that can be repurposed for future use. Segment Gross Profit and Gross Profit Margin are not calculated on the same basis as Consolidated Gross Profit and Gross Profit Margin. In addition, Segment Gross Profit and Gross Profit Margin for the fiscal year ended December 31, 2020 are presented on a pro forma basis to reflect results of closed acquisitions and include management’s estimates of segment results for the period during such fiscal year prior to the adoption of segment reporting. INDUSTRY AND MARKETDATA This Presentation has beenprepared by GigCapital4and BigBear.aiandincludesmarketdataand otherstatistical information from sourcesbelieved byGigCapital4andtheCompany to bereliable,including independentindustrypublications, governmentalpublications or other publishedindependent sources.Somedata is also based on the good faith estimates of GigCapital4 and BigBear.ai, which are derived from its review of internal sources as well as the independent sources described above. Although GigCapital4 and the Company believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES GigCapital4 and BigBear.ai own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. Theuse ordisplay of third parties'trademarks,servicemarks,tradenames or products inthis Presentation isnotintendedto, and does notimply, arelationshipwithGigCapital4 or BigBear.ai, or anendorsement or sponsorship by or ofGigCapital4 ortheCompany.Solely for convenience, the trademarks,servicemarks and trade namesreferred to in this Presentationmay appearwithoutthe ®, TM or SM symbols, butsuchreferencesare notintended toindicate, in anyway,that GigCapital4 or BigBear.ai will not assert, tothe fullestextent underapplicablelaw, theirrights or the right of the applicablelicensor to thesetrademarks, servicemarks and trade names. 3

Transaction Overview [(1)]

OVERVIEW

- BigBear.ai to become publicly traded company via merger with GigCapital4, Inc.

USE OF PROCEEDS

- Fueling commercial growth projects, sales and marketing expansion, research and development to accelerate product offerings, and inorganic growth through accretive M&A

VALUATION

- Valuation implies a pro forma Enterprise Value of $1,565 million (5.6x 2022E revenue)
- Existing stockholders of BigBear.ai, including AE Industrial Partners, LP, will hold ~73% of the pro forma equity of the Company at close

TRANSACTION FINANCING

- Existing stockholders are expected to receive ~73% of the pro forma equity
- $359M cash held in trust
- $200M convertible note
- $326M of cash to balance sheet expected at closing (net of transaction fees and expenses, repayment of BigBear.ai indebtedness, and secondary proceeds)

BIGBEAR.AI

(1) Dollar figures and percentages rounded for presentation.

4

Overview of GigCapital4, Inc.

OVERVIEW

- GigCapital4, Inc. (NASDAQ: GIGGU) is a $358.8M publicly traded Special Purpose Acquisition Company ("SPAC")
- GigCapital4's IPO was completed in February 2021
- Led by a proven management team of experienced entrepreneurs and executives
  - Deep public company management and board experience
  - Extensive global network of TMT business professionals and investors
  - Proven experience with M&A, strategy and technology

Track Record of Successful SPAC Transactions (1)

GigCapital	GigCapital2	GigCapital3	GigCapital4
IPO (NYSE: GIG)	IPO (NYSE: GIX)	IPO (NYSE: GIK)	IPO (NASDAQ: GIGGU)
DEC 2017 | NOV 2019	JUN 2019 | 1H 2021	MAY 2020 | 1H 2021	FEB 2021 | 2H 2021
Kaleyra (NYSE: KLR) Closed on 11/23/19	UpHealth / Cloudbreak (NYSE: UPH) To be closed on 6/4/21	Lightning eMotors (NYSE: ZEV) Closed on 5/7/21	Transaction To close 2H 2021

GIGCAPITAL4 LEADERSHIP TEAM



Dr. Avi Katz
EXECUTIVE CHAIRMAN

- Executive Chairman and Founding Managing Partner of GigCapital Global and all its entities, including GigCapital4
- Founder, COB, CEO GigOptix / GigPeak (NYSE: GIG)
- Serial entrepreneur and angel investor with 30+ years of experience in the technology sector



Dr. Raluca Dinu
CEO, PRESIDENT & BOD MEMBER

- Board of Directors Member and Founding Managing Partner of GigCapital Global, CEO, President of GigCapital4
- Previously General Manager / Vice President at Integrated Device Technology (IDT), which was acquired by Renesas Electronics Corp.
- COO of GigPeak, led the transfer and integration of the team from GigPeak into IDT post the acquisition of GigPeak by IDT in 2017



Neil Miotto
BOD MEMBER

- Board of Directors Member
- Previously Partner at KPMG, where he spent 27 years before retiring in 2006
- SEC reviewing partner while at KPMG
- Served on the Board of Directors of Micrel from 2007 to 2015 and GigPeak from 2008 until its sale in 2017

(1) Market data as of June 2, 2021.

5

Today's Presenters



Dr. Reggie Brothers
Chief Executive Officer

- 30+ years of experience as a science and technology innovator
- Former CTO of Peraton, Under Secretary for S&T at DHS, and Dep Asst Sec Defense for Research
- Awarded the Wash100, an award for the most influential leaders in the government market, in 2021

RELEVANT EXPERIENCE



Brian Frutchey
Chief Technology Officer

- 25+ years of experience in technology focusing on Big Data analytics for the defense community
- Created first distributed analytics engine for Endeca, open-source exploitation environment for the Joint Staff, and other ML powered big data products
- Managed data science investments for IN-Q-TEL

RELEVANT EXPERIENCE



Josh Kinley
Chief Financial Officer

- 20+ years of experience in government finance and accounting
- Co-Founder and Former CFO of PCI
- Deep insight into government contracting process

RELEVANT EXPERIENCE

BIGBEAR.AI
6

Our Mission Your World is a Battle Ground. Know your World. Shape your World. Data-Driven Decision Dominance. 7Our Mission Your World is a Battle Ground. Know your World. Shape your World. Data-Driven Decision Dominance. 7

Big Data Analytics Powered by Artificial Intelligence & Machine Learning

A POWERFUL FORCE IN BIG DATA ANALYTICS

- Modular end-to-end offering enables customers to optimize decisions by ingesting and mining disparate data to deliver AI-powered advice and insights
- Large addressable market growth driven by rapid proliferation of data and connected devices
- Broader AI/ML market projected to grow at ~40% CAGR over the next 5 years to reach ~$310B by 2026[1]
- Land & expand strategy: track record of growing customer relationships with new products & solutions
- Established and profitable defense and intelligence customer base with long-lasting engagements
- Growing Commercial sector opportunity driven by market need for tracking and predictive tools
- Positive and accelerating revenue, gross margin, EBITDA, and free cash flow
- Secure revenue projections backed by robust $500+M contracted backlog & 100% recompete win rate
- Highly experienced leadership and team of employees; majority have secret-level or higher U.S. government security clearance levels – a significant barrier to entry in industry where clients rely on us
- Priced with significant upside potential

AI POWERED TECHNOLOGY SUITE SERVING GROWING PUBLIC & PRIVATE SECTOR DEMAND TO OPTIMIZE DECISIONS

BIGBEAR.AI

(1) MarketsAndMarkets, Inc., May, 2021.

8

Battle Tested to Perform in Complex, Real Time Environments

BigBear.ai's platform generates critical insights into complex situations where the cost of failure is significant


Predicted Russian invasion of Crimea
Detected fuel smuggling from Libya
Product leveraged by CENTCOM to shape Iranian engagement strategy

9

BigBear.ai Company Snapshot

BigBear.ai, fueled by machine driven analytics, enables decision making dominance in real-time

$277M
FY'22E Total Revenue

63%
FY'22E Revenue Growth

~$500M
Contracted Backlog

$4.5B
Near-Term Pipeline

100K
Enterprise Decision Makers and Analysts Relying on Our Software

21
Years in Operation

6M+
Predictions per Day

300K
Models Trained Per Year

BIGBEAR.AI

Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

10

Our Customers Operate in Complex, Unforgiving Environments The proliferation of data, if harnessed through AI / ML, could result in a global economic gain of ~$16T by 2030 – organizations that don’t leverage AI / ML may pay a steep cost Source: IDC, PwC, FT and Gartner Research. 11Our Customers Operate in Complex, Unforgiving Environments The proliferation of data, if harnessed through AI / ML, could result in a global economic gain of ~$16T by 2030 – organizations that don’t leverage AI / ML may pay a steep cost Source: IDC, PwC, FT and Gartner Research. 11

We Provide Customers With Mission Critical Solutions Highly Customizable Diverse Base of Government and Product Suites Enterprise Customers Data Ingestion, Defense Enrichment & Processing Artificial Intelligence & Intelligence Machine Learning Predictive Analytics & Enterprise Visualization 12We Provide Customers With Mission Critical Solutions Highly Customizable Diverse Base of Government and Product Suites Enterprise Customers Data Ingestion, Defense Enrichment & Processing Artificial Intelligence & Intelligence Machine Learning Predictive Analytics & Enterprise Visualization 12

Large and Rapidly Growing Addressable Market

$72B+

TAM Opportunity Today

$109B+

2024E TAM

with Further Penetration into Adjacent Markets

Organic growth from existing solutions and **expansion of product offerings**, including through M&A

Targeting critical and high-growth market arenas such as business intelligence & analytics tools, AI / ML data management and integration, and next-gen cybersecurity

COMMERCIAL EXPANSION

- INFRASTRUCTURE / ENERGY
- LOGISTICS
- MEDIA
- HEALTHCARE
- FINANCIAL / INSURANCE

BIGBEAR.AI

Source: NextFed and International Data Corporation Market Analysis.

13

Client-focused, Specialized Workforce Builds Customer Intimacy

Skilled and cleared, mission-focused employees with experience working in high pressure critically important situations

92% Secret+ Cleared Employees

175+ Advanced Degrees (including 7 PhDs)

90%+ Employee Retention



SPECIALIZED WORKFORCE



550+
Total Employees

64% TS & TS / SCI Employees

Across Numerous Disciplines:

- Software Engineering
- Software Development
- Data Science – AI / ML
- Data Architecture
- Analytics Engineering

CULTURE & EMPLOYEE RECOGNITION

BIGBEAR.AI
14

AI Powered Products for Decision Dominance

OBSERVE

Collect and conflate big real-time sources into informative dossiers

ORIENT

"Low Code" AI generates insights and predictions

DOMINATE

Visual interactions and advice for decisions in complex situations






Change Detection
Course of Action Impact
Optimize Allocations

SELECT RESULTS FOR DEFENSE CUSTOMERS

Provides **98%** of all automated location dossiers

96%
Prediction accuracy

24x
Faster strategic plan updates

BIGBEAR.AI
15

Agility and Differentiation from a Composable Foundation

BigBear.ai's highly modular IP can be used alone or grafted onto a customer's existing technology to quickly produce customized solutions that meet the unique needs of the customer and the end market

OBSERVE



600M+

Daily near real-time ingest of events from 200+ countries

7.2B

Records Created Per Year

ORIENT



6M+

Daily predictions

10K+

Models trained daily

DOMINATE



LOCATION INTELLIGENCE

MEDIA INTELLIGENCE



MARITIME INTELLIGENCE

Advantages of our Approach

- Rapid time to value: **~4 weeks to integrate** new customer
- **Trusted in critical situations** where there is little margin for error
- Scales for **global coverage**
- Component reuse **accelerates innovation** of new capabilities

BIGBEAR.AI

16

Existing Software Solutions Apply to Commercial Use Cases BigBear.ai's IP, originally designed for defense and intelligence customers, can be used today within a wide range of commercial applications across every industry vertical DEFENSE USE CASE EXAMPLES: COMMERCIAL USE CASE EXAMPLES: ▪ Predict the likelihood of disruptions at a location Location Intelligence ▪ Discover where competitors are operating ▪ Discover new infrastructure being created ▪ Identify when the use of a location changes▪ Optimize trends effecting property value ▪ Predict security events near a location➢ Forecast energy demand and prices ➢ Identify environmental impacts Energy Maritime ▪ Predict equipment failure to inform Intelligence preventative maintenance ▪ Discover anomalous shipping behavior ▪ Forecast demand for cargo capacity ▪ Predict the capacity of ports for future operations ▪ Optimize routing and fuel hedging strategy ▪ Characterize adversary maritime assets ➢ Forecast commodity and shipping prices ▪ Identify smuggling or piracy ➢ Optimize warehouse assortments Logistics Media ▪ Analyze sentiment towards brand or product ▪ Analyze sentiment towards U.S. interests Intelligence ▪ Optimize the impact of marketing campaigns ▪ Determine the differences between populations ▪ Identify and shape key influencers ▪ Identify propaganda and disinformation ➢ Predict the credit risk of individuals Marketing 17Existing Software Solutions Apply to Commercial Use Cases BigBear.ai's IP, originally designed for defense and intelligence customers, can be used today within a wide range of commercial applications across every industry vertical DEFENSE USE CASE EXAMPLES: COMMERCIAL USE CASE EXAMPLES: ▪ Predict the likelihood of disruptions at a location Location Intelligence ▪ Discover where competitors are operating ▪ Discover new infrastructure being created ▪ Identify when the use of a location changes▪ Optimize trends effecting property value ▪ Predict security events near a location➢ Forecast energy demand and prices ➢ Identify environmental impacts Energy Maritime ▪ Predict equipment failure to inform Intelligence preventative maintenance ▪ Discover anomalous shipping behavior ▪ Forecast demand for cargo capacity ▪ Predict the capacity of ports for future operations ▪ Optimize routing and fuel hedging strategy ▪ Characterize adversary maritime assets ➢ Forecast commodity and shipping prices ▪ Identify smuggling or piracy ➢ Optimize warehouse assortments Logistics Media ▪ Analyze sentiment towards brand or product ▪ Analyze sentiment towards U.S. interests Intelligence ▪ Optimize the impact of marketing campaigns ▪ Determine the differences between populations ▪ Identify and shape key influencers ▪ Identify propaganda and disinformation ➢ Predict the credit risk of individuals Marketing 17

Case Study: U.S. Intelligence Agency AI harnessed to ingest and enrich vast amounts of data to discover, characterize and alert analysts to activities of interest ▪ Real-time global tracking of entities 110+ Years of Labor Costs Saved ▪ Began with Observe and were able to Through Use of BigBear.ai upsell into Orient and Dominate ▪ Providing insights into patterns of ~4M ~2B life of entities Predictions Photos and Videos Per Day Processed ▪ Provides predictive analytics to alert analysts to changes in usage of facilities 100x or changes in behaviors of entities More Discoveries than the Last 50 Years of Manual Analysis 18Case Study: U.S. Intelligence Agency AI harnessed to ingest and enrich vast amounts of data to discover, characterize and alert analysts to activities of interest ▪ Real-time global tracking of entities 110+ Years of Labor Costs Saved ▪ Began with Observe and were able to Through Use of BigBear.ai upsell into Orient and Dominate ▪ Providing insights into patterns of ~4M ~2B life of entities Predictions Photos and Videos Per Day Processed ▪ Provides predictive analytics to alert analysts to changes in usage of facilities 100x or changes in behaviors of entities More Discoveries than the Last 50 Years of Manual Analysis 18

Case Study: Large Public Transportation and Logistics Firm

BigBear.ai provides a SaaS maritime intelligence portal to enhance awareness, safety, efficiency, and competitiveness

- Near real-time analysis and modeling of vessel telemetry, cargo, weather, events, and commodity prices
- Ship behavior anomaly alerts
- Automated fleet operation reports with comparisons to competitors
- Weather impact and port event forecasting for proactive operations decisions
- Cost savings and higher sales through improved operational decisions
- Subscription based SaaS model
- Upsold after initial period from Observe to Orient

1K Miles
Identified Vessels that Traveled as much as 1K Miles Unnecessarily

1B
Telemetry Messages Analyzed Per Year

1 Month
From Customer Engagement to Initial Insights

Discovered
Previously Unknown Customer Prospects Currently Exclusive to Competitors

BIGBEAR.AI

Well Situated Between Competitive Offerings

BigBear.ai's differentiated platform offers end-to-end integration with a comprehensive suite of products and capabilities to address unmet, critical needs

Monolithic platforms that are difficult and expensive to integrate given "all or nothing" approach

End-to-End but Rigid

- Portability and modularity to **fit into existing enterprises**
- **Provides rapid value** and promotes **horizontal growth**
- **AI** for course of action generation and optimization
- **Battlefield tested** within complex mission environments
- Pluggable platform creates the **right product for the right problem**

Comprehensive & Interoperable

Frameworks that lack a comprehensive suite of products and capabilities

Flexible but Limited

BIGBEAR.AI
20

GROWTH STRATEGYGROWTH STRATEGY

Multiple Growth Vectors

Contracted and near-term opportunities provide visibility into achieving forecasted growth

Execute on Existing Backlog

- Existing contracts provide **secured growth** and position BigBear.ai for future wins through proven performance

83% of 2021E Revenue in Backlog

Pursue Near-Term Opportunities

- Leverage deep relationships and past performance to immediately pursue identified contracts
- **93% combined historical win rate**
- **100% historical recompete win rate**

~90 Near-Term Opportunities Identified Collectively Worth ~$4.5B

Expand Presence in Commercial Market

- Continue recent momentum to **penetrate targeted industry verticals**

$109B+ Total Addressable Market (1)

Opportunities for Inorganic Growth and Horizontal Expansion

- Continue to identify and acquire **strategic M&A targets**
- Accelerate growth through opportunities in **cyber analytics** and federal **civilian agencies**
- This additional upside has not been factored in the near-term company projections

25+ Potential M&A Targets Identified

BIGBEAR.AI

(1) Source: NextFed and International Data Corporation Market Analysis.

Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

22

The U.S. DoD is Evolving to Utilize AI at Speed and Scale Build the Accelerate Adoption Technical of Existing Digital Backbone Technologies “AI is an inspiring technology. “America is not It will be the most powerful prepared to defend tool in generations for or compete in the benefiting humanity.” AI era.” AI-Enabled Train and Future Democratize Educate Development Warfighters Invest in Next-Generation Capabilities Source: National Security Commission on Artificial Intelligence (NSCAI). 23The U.S. DoD is Evolving to Utilize AI at Speed and Scale Build the Accelerate Adoption Technical of Existing Digital Backbone Technologies “AI is an inspiring technology. “America is not It will be the most powerful prepared to defend tool in generations for or compete in the benefiting humanity.” AI era.” AI-Enabled Train and Future Democratize Educate Development Warfighters Invest in Next-Generation Capabilities Source: National Security Commission on Artificial Intelligence (NSCAI). 23

Recent Wins and Pipeline Opportunities

BigBear.ai has experienced an organic revenue CAGR of 25%+ historically [1]

NOTABLE RECENT WINS

- Recent wins Represent ~$260M of Current Backlog
- Current Contracts Represent 83% of 2021E and 47% of 2022E Revenue

ROBUST PIPELINE OF OPPORTUNITIES

- Near-term Pipeline Represents ~$4.5B
- Near-term Pipeline of Opportunities is ~16x 2022E Revenue

REPRESENTATIVE END-USERS

(1) Revenue CAGR from 2016A-2020A is 25.3%.

Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

BIGBEAR.AI
24

Commercial Go-To-Market Overview & Strategy

Targeted go-to-market strategy is driving momentum with new and existing customers

CHANNEL PARTNER PROGRAM

1. Technical Training & Sales Enablement
2. Incentives & Discounts
3. Deal Registration
4. Marketing Assets
5. Partner Portals

Marketing
10 Team Members [(1)]

Technical Sales Enablement
35 Team Members [(1)]

Sales
70 Team Members [(1)]

STRATEGIC INITIATIVES

- Onboarding transportation and energy sales teams in Q3 2021E
- Actively building channel strategy for transportation and infrastructure markets
- Planning investments to enhance upselling and cross-selling opportunities
- Expanding into healthcare, financials, and insurance by end of 2022E
- Leveraging 16 existing partners in the channel strategy

BIGBEAR.AI

(1) Estimated team size by 2025.

25

Proven Land and Expand Strategy We have demonstrated an ability to accelerate growth in our customer relationships as we release products QUADRUPLED YEAR 0 TODAY REVENUE IN: $10M $40M Revenue Revenue 7 Army Years ▪ History of getting a single 6,000 51,000 foothold with a customer Platform Users Platform Users and expanding as they learn our full value $5M $26M Intelligence Revenue Revenue ▪ Revenue and platform <5 product growth is Years Community 15,000 100,000 accelerating with each Platform Users Platform Users product created $25K $2M Maritime Revenue Revenue <1 Year Logistics Observe Observe, Orient Product Products Note: All figures approximate to protect confidential customer data. 26Proven Land and Expand Strategy We have demonstrated an ability to accelerate growth in our customer relationships as we release products QUADRUPLED YEAR 0 TODAY REVENUE IN: $10M $40M Revenue Revenue 7 Army Years ▪ History of getting a single 6,000 51,000 foothold with a customer Platform Users Platform Users and expanding as they learn our full value $5M $26M Intelligence Revenue Revenue ▪ Revenue and platform <5 product growth is Years Community 15,000 100,000 accelerating with each Platform Users Platform Users product created $25K $2M Maritime Revenue Revenue <1 Year Logistics Observe Observe, Orient Product Products Note: All figures approximate to protect confidential customer data. 26

Strategic M&A Can Accelerate BigBear.ai's Momentum

PROVEN M&A TRACK RECORD

NuWave
AI / ML & Cloud

pci
Cloud & Cyber

BIGBEAR
Big Data

ProModel Government Services
AI / ML

BIGBEAR.AI
DECISION DOMINANCE

ACTIONABLE PIPELINE

25+ Potential Targets Identified

AI / ML Focus Comprises ~50% of Targets

$385M+ Combined Revenue

M&A has potential to strategically build out capabilities and allow BigBear.ai to accelerate customer penetration

BIGBEAR.AI
27

FINANCIAL HIGHLIGHTSFINANCIAL HIGHLIGHTS

BigBear.ai is Established, Flexible, and Scalable 2022E 2025E Impact Total 40% $277 $764 Revenue CAGR 2022E – 2025E ($M) 75% Analytics Analytics 52% 75% Revenue (%) Revenue (%) by 2025E ~800 bps Adj. EBITDA Adj. EBITDA 13% 21% Margin (%) Margin Expansion by 2025E Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 29BigBear.ai is Established, Flexible, and Scalable 2022E 2025E Impact Total 40% $277 $764 Revenue CAGR 2022E – 2025E ($M) 75% Analytics Analytics 52% 75% Revenue (%) Revenue (%) by 2025E ~800 bps Adj. EBITDA Adj. EBITDA 13% 21% Margin (%) Margin Expansion by 2025E Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 29

Revenue by Type and End Market

Revenue mix is anticipated to shift over the projected period such that Analytics will account for 75% of total revenue in 2025E

REVENUE BY SEGMENT

($ in millions)



Cyber & Engineering ("C&E")
Analytics
83% of 2021E Revenue is in Backlog (1)
25% Organic Growth CAGR
$57
$140
$182
$87
$95
$277
$145
$133
$388
$235
$153
$550
$379
$170
$764
$572
$192
'16A
'20A
'21E
'22E
'23E
'24E
'25E

FUTURE STATE REVENUE BY END MARKET



Defense
Commercial
2025E
35%
65%

(1) Includes programs where BigBear.ai is the incumbent provider.

Note: All historical financial numbers are pro forma for closed acquisitions.

Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

BIGBEAR.AI 30

Gross Profit by Segment (1) Gross profit margin is projected to increase over the projected period as revenue mix shifts towards Analytics segment and Commercial end markets (1) FUTURE STATE GROSS PROFIT BY SEGMENT 30% 2025E Gross Profit Margin for (1) C&E 12% 71% 2025E Gross Profit Margin for (1) Analytics 2025E 88% (1) C&E (1) Analytics (1) Refer to Safe Harbor on slides 2 and 3 regarding Segment Gross Profit and Gross Profit Margin reporting. Note: All historical financial numbers are pro forma for closed acquisitions. 31 Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.Gross Profit by Segment (1) Gross profit margin is projected to increase over the projected period as revenue mix shifts towards Analytics segment and Commercial end markets (1) FUTURE STATE GROSS PROFIT BY SEGMENT 30% 2025E Gross Profit Margin for (1) C&E 12% 71% 2025E Gross Profit Margin for (1) Analytics 2025E 88% (1) C&E (1) Analytics (1) Refer to Safe Harbor on slides 2 and 3 regarding Segment Gross Profit and Gross Profit Margin reporting. Note: All historical financial numbers are pro forma for closed acquisitions. 31 Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

Cash Flow and Adj. EBITDA Detail BigBear.ai’s profitable and established operations are projected to generate healthy EBITDA margins and cash flow • Adjusted EBITDA margin expansion is bolstered by the growth in the analytics segment • With a market-tested product in place, BigBear.ai is expected to continue to realize steady free cash flow growth through 2025E ADJUSTED EBITDA FREE CASH FLOW 21% 19% $159 16% $120 13% 12% $105 $77 $62 $43 $36 $23 $23 $18 '21E '22E '23E '24E '25E '21E '22E '23E '24E '25E Note: All historical financial numbers are pro forma for closed acquisitions. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 32Cash Flow and Adj. EBITDA Detail BigBear.ai’s profitable and established operations are projected to generate healthy EBITDA margins and cash flow • Adjusted EBITDA margin expansion is bolstered by the growth in the analytics segment • With a market-tested product in place, BigBear.ai is expected to continue to realize steady free cash flow growth through 2025E ADJUSTED EBITDA FREE CASH FLOW 21% 19% $159 16% $120 13% 12% $105 $77 $62 $43 $36 $23 $23 $18 '21E '22E '23E '24E '25E '21E '22E '23E '24E '25E Note: All historical financial numbers are pro forma for closed acquisitions. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 32

VALUATION OVERVIEW & TRANSACTION SUMMARYVALUATION OVERVIEW & TRANSACTION SUMMARY

Peer Group

BigBear.ai's capabilities position it as a powerful force in the data / analytics infrastructure peer set

DATA / ANALYTICS INFRASTRUCTURE COMPARABLES

Selected Peers

alteryx, C3.ai, CrowdStrike, elastic, everbridge, IronNet, Palantir, snowflake, splunk>, Telos

Rationale

- Operate in the same industry with complementary end markets
- Commercial and government exposure
- Valued on revenue multiples
- Focused on a fast-growing, early-stage market
- New entrants centered around disruptive innovation
- Telos and Palantir are software companies with high exposure to government and significant services capabilities

Metrics (Median)

'20A – '21E Revenue Growth	30.1%	2021E EBITDA Margin	2.3%
'21E – '22E Revenue Growth	31.3%	2022E EBITDA Margin	5.5%
2021E Gross Margin	75.9%	EV / 2021E Revenue	23.5x
2022E Gross Margin	76.5%	EV / 2022E Revenue	14.6x

BIGBEAR.AI

Note: All historical financial numbers are pro forma for closed acquisitions.
Source: CapIQ and FactSet; Market data as of June 2, 2021.

34

Benchmarking

Operational benchmarking – revenue growth and gross margin profiles



Peer Average: 38.0%
Peer Median: 31.3%
Total Revenue Growth
(FY'21E – FY'22E)
52.4%
'22E
39.0%
'25E
20.7%
33.9%
34.2%
23.5%
24.7%
87.5%
28.7%
63.7%
21.9%
41.0%
MEDIAN
alteryx
C3.ai
elastic
everbridge
IronNet
Palantir
snowflake
splunk>
Telos
Peer Average: 73.6%
Peer Median: 76.5%
Analytics Gross Margin
(FY'22E) (1)
58.5%
'22E
70.6%
'25E
91.4%
76.4%
76.5%
76.6%
72.7%
73.6%
80.8%
69.0%
77.6%
41.2%
MEDIAN
alteryx
C3.ai
elastic
everbridge
IronNet
Palantir
snowflake
splunk>
Telos

BIGBEAR.AI

(1) Refer to Safe Harbor on slides 2 and 3 regarding Segment Gross Profit and Gross Profit Margin reporting.
Source: CapIQ and FactSet; Market data as of June 2, 2021.
Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

35

Benchmarking (cont’d) Peer group profitability and Rule of 40 benchmarking Peer Average: 4.0% Peer Median: 5.5% 26.5% 20.8% 17.8% 14.4% 13.0% 9.1% 5.5% 5.0% Adj. n.m. ’25E MEDIAN ’22E EBITDA (2.3%) (6.8%) Margin (FY’22E) (32.9%) Peer Average: 38.9% Peer Median: 36.0% 69.0% 65.4% 59.8% 57.5% 56.6% 44.0% Rule of 40 36.0% 29.8% 36.0% 29.1% MEDIAN Analysis 26.5% ’25E ’22E (FY’22E) 4.3% Source: CapIQ and FactSet; Market data as of June 2, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 36Benchmarking (cont’d) Peer group profitability and Rule of 40 benchmarking Peer Average: 4.0% Peer Median: 5.5% 26.5% 20.8% 17.8% 14.4% 13.0% 9.1% 5.5% 5.0% Adj. n.m. ’25E MEDIAN ’22E EBITDA (2.3%) (6.8%) Margin (FY’22E) (32.9%) Peer Average: 38.9% Peer Median: 36.0% 69.0% 65.4% 59.8% 57.5% 56.6% 44.0% Rule of 40 36.0% 29.8% 36.0% 29.1% MEDIAN Analysis 26.5% ’25E ’22E (FY’22E) 4.3% Source: CapIQ and FactSet; Market data as of June 2, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 36

Benchmarking (cont’d) Peer group valuation benchmarking Peer Average: 18.6x Peer Median: 14.6x 38.4x 31.4x 30.0x 28.5x EV / Revenue (FY’22E) 17.1x MEDIAN 12.0x 8.4x 8.0x 6.9x 5.3x 5.6x Source: CapIQ and FactSet; Market data as of June 2, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 37Benchmarking (cont’d) Peer group valuation benchmarking Peer Average: 18.6x Peer Median: 14.6x 38.4x 31.4x 30.0x 28.5x EV / Revenue (FY’22E) 17.1x MEDIAN 12.0x 8.4x 8.0x 6.9x 5.3x 5.6x Source: CapIQ and FactSet; Market data as of June 2, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 37

Benchmarking (cont'd)

BigBear.ai is priced with significant upside potential



TRANSACTION VALUE
PEER VALUATION
$1,565
Pro Forma EV
$5,004
$4,640
~67%
Discount to 2021E peer average
2021E Revenue at 25.5x to 27.5x Multiple
$5,440
$4,885
~70%
Discount to 2022E peer average
2022E Revenue at 17.6x to 19.6x Multiple

Summary of Approach

- Peer valuation applies range of multiples to BigBear.ai's 2021E and 2022E management forecasted revenue to arrive at an implied enterprise value
- The applied range was determined by a 2-turn range around the peer mean EV / Revenue multiple of the Data / Analytics Infrastructure peers
- 2021E and 2022E projected financials-based valuation is a reasonable approach given BigBear.ai's high degree of visibility to future revenue from large, long-term contracts

BIGBEAR.AI

Source: CapIQ and FactSet; Market data as of June 2, 2021.
Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

38

Transaction Detail [1]

TRANSACTION HIGHLIGHTS

- PF Enterprise Value of $1,565M, implying an EV / FY2022E revenue multiple of 5.6x
- Current BigBear.ai stockholders to retain ~73% of pro forma equity
- Seeking to raise $200M convertible note
- 100% of BigBear.ai's existing debt of $110M will be paid down in transaction
- Transaction expected to be completed in Q3 2021

PRO FORMA BASIC OWNERSHIP % [2]



Founders / Insiders
5.9%
GigCapital4 IPO Investors
21.1%
Existing Shareholders
72.9%

PRO FORMA VALUATION

$ IN MILLIONS

Share Price	$10.00
Shares Outstanding (M)	169.7
Equity Value	$1,697
Less: Net Cash	(132)[3]
Enterprise Value	$1,565
EV / 2021E Revenue	*8.6x*
EV / 2022E Revenue	*5.6x*

ILLUSTRATIVE SOURCES & USES

$ IN MILLIONS

Sources	$	%
Seller Equity Roll-Over	$1,237	68.9%
Cash in Trust	359	20.0%
Convertible Note Proceeds	200[4]	11.1%
Total Sources	$1,796	100.0%

Uses	$	%
Seller Equity Roll-Over	$1,237	68.9%
Cash to Sellers	75	4.2%
Cash to Balance Sheet	326	18.2%
Pay Down Debt	110	6.1%
Estimated Fees & Expenses	48[5]	2.7%
Total Uses	$1,796	100.0%

(1) Dollar figures and percentages rounded for presentation.
(2) Founders / Insiders includes Founder Shares and Private Placement Units issued to sponsor and underwriter.
(3) Existing BigBear.ai cash of ~$6M, cash in trust of ~$359M, cash from convertible note of $200M, less fees of ~$48M, existing debt of ~$110M, secondary of $75M, and convertible debt of $200M.
(4) $200M convertible note bearing a coupon of 6.0% and a conversion price of $11.50. Mandatory conversion: after August 15, 2022 if share price exceeds 130% of the conversion price for 20 of 30 consecutive trading days.
(5) Subject to change.

BIGBEAR.AI

Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

39

APPENDIXAPPENDIX

Summary Financials (1)(2)(3) Fiscal Year Ended December 31, 2018 2019 2020 2021 2022 2023 2024 2025 (4) Cyber & Engineering $49 $74 $76 $95 $133 $153 $170 $192 (4) Analytics 39 48 65 87 145 235 379 572 Revenue $88 $122 $140 $182 $277 $388 $550 $764 Growth 26% 38% 16% 31% 52% 40% 42% 39% (4) Cyber & Engineering Gross Profit $19 $27 $38 $46 $52 $59 (4) Analytics Gross Profit 36 51 90 155 260 412 Adjusted Gross Profit $55 $78 $128 $201 $312 $471 Cyber & Engineering Adjusted Gross Margin 25% 29% 28% 30% 31% 31% Analytics Adjusted Gross Margin 56% 58% 62% 66% 69% 72% Adjusted Gross Margin 39% 43% 46% 52% 57% 62% (5) (-) Adjustment to C&E Gross Profit ($2) ($1) ($2) ($2) ($2) ($3) (5) (-) Adjustment to Analytics Gross Profit (10) (4) (5) (6) (7) (7) Gross Profit (GAAP) $43 $73 $121 $192 $303 $461 Cyber & Engineering Gross Margin (GAAP) 22% 27% 27% 29% 29% 30% Analytics Gross Margin (GAAP) 40% 54% 59% 63% 67% 71% Gross Margin (GAAP) 30% 40% 43% 50% 55% 60% (6) (-) General & Administrative and Fringe ($25) ($26) ($39) ($52) ($67) ($91) (-) Sales and Marketing (1) (3) (10) (28) (53) (92) (-) R&D (2) (22) (35) (50) (77) (118) Unadjusted EBITDA $14 $21 $36 $62 $105 $159 Unadjusted EBITDA Margin 10% 12% 13% 16% 19% 21% (7) Adjusted EBITDA $25 $23 $36 $62 $105 $159 Adjusted EBITDA Margin 18% 12% 13% 16% 19% 21% (8) Free Cash Flow $18 $23 $43 $77 $120 (1) Historical Financials are unaudited, (2) All historical financial numbers are pro forma for closed acquisitions, (3) Refer to Safe Harbor on cover regarding financial information. (4) Refer to Safe Harbor regarding Segment Reporting. (5) Adjustments to Segment Gross Profit includes certain General & Administrative, Fringe and R&D costs. (6) Includes unallowable, overhead and other income (expenses). Excludes depreciation and amortization. (7) Adjusted to exclude transaction fees and other non-recurring costs. 41 (8) Calculated by subtracting Capital Expenditures and Increases in New Working Capital from Adjusted EBITDA.Summary Financials (1)(2)(3) Fiscal Year Ended December 31, 2018 2019 2020 2021 2022 2023 2024 2025 (4) Cyber & Engineering $49 $74 $76 $95 $133 $153 $170 $192 (4) Analytics 39 48 65 87 145 235 379 572 Revenue $88 $122 $140 $182 $277 $388 $550 $764 Growth 26% 38% 16% 31% 52% 40% 42% 39% (4) Cyber & Engineering Gross Profit $19 $27 $38 $46 $52 $59 (4) Analytics Gross Profit 36 51 90 155 260 412 Adjusted Gross Profit $55 $78 $128 $201 $312 $471 Cyber & Engineering Adjusted Gross Margin 25% 29% 28% 30% 31% 31% Analytics Adjusted Gross Margin 56% 58% 62% 66% 69% 72% Adjusted Gross Margin 39% 43% 46% 52% 57% 62% (5) (-) Adjustment to C&E Gross Profit ($2) ($1) ($2) ($2) ($2) ($3) (5) (-) Adjustment to Analytics Gross Profit (10) (4) (5) (6) (7) (7) Gross Profit (GAAP) $43 $73 $121 $192 $303 $461 Cyber & Engineering Gross Margin (GAAP) 22% 27% 27% 29% 29% 30% Analytics Gross Margin (GAAP) 40% 54% 59% 63% 67% 71% Gross Margin (GAAP) 30% 40% 43% 50% 55% 60% (6) (-) General & Administrative and Fringe ($25) ($26) ($39) ($52) ($67) ($91) (-) Sales and Marketing (1) (3) (10) (28) (53) (92) (-) R&D (2) (22) (35) (50) (77) (118) Unadjusted EBITDA $14 $21 $36 $62 $105 $159 Unadjusted EBITDA Margin 10% 12% 13% 16% 19% 21% (7) Adjusted EBITDA $25 $23 $36 $62 $105 $159 Adjusted EBITDA Margin 18% 12% 13% 16% 19% 21% (8) Free Cash Flow $18 $23 $43 $77 $120 (1) Historical Financials are unaudited, (2) All historical financial numbers are pro forma for closed acquisitions, (3) Refer to Safe Harbor on cover regarding financial information. (4) Refer to Safe Harbor regarding Segment Reporting. (5) Adjustments to Segment Gross Profit includes certain General & Administrative, Fringe and R&D costs. (6) Includes unallowable, overhead and other income (expenses). Excludes depreciation and amortization. (7) Adjusted to exclude transaction fees and other non-recurring costs. 41 (8) Calculated by subtracting Capital Expenditures and Increases in New Working Capital from Adjusted EBITDA.

DATA-DRIVEN DECISION DOMINANCE Thank You © 2021 BigBear.ai. All rights reserved | BigBear.ai Proprietary.DATA-DRIVEN DECISION DOMINANCE Thank You © 2021 BigBear.ai. All rights reserved | BigBear.ai Proprietary.